UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 1, 2026

PARK NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-13006	31-1179518
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 North Third Street,	P.O. Box 3500,	Newark,	Ohio	43058-3500
(Address of principal executive offices) (Zip Code)

(740)	349-8451
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PRK	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on February 1, 2026 of the merger of First Citizens Bancshares, Inc. (“First Citizens”), a Tennessee corporation, with and into Park National Corporation (“Park”), an Ohio corporation (the “Merger”), with Park as the surviving corporation in the Merger, pursuant to the Agreement and Plan of Merger, dated as of October 27, 2025 (the “Merger Agreement”), by and between Park and First Citizens.

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 1, 2026, Park completed its previously announced Merger with First Citizens pursuant to the Merger Agreement.

Immediately following the Merger, and also effective as of February 1, 2026, First Citizens' wholly owned banking subsidiary,
First Citizens National Bank, a national banking association (“First Citizens National Bank”), merged with and into Park's wholly owned banking subsidiary, The Park National Bank, a national banking association (“Park National Bank”) (the “Bank
Merger”), with Park National Bank continuing as the surviving bank in the Bank Merger.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of (i) First Citizens common stock, no par value per share, and (ii) First Citizens Class A common stock, no par value per share, issued and outstanding immediately prior to the Effective Time, was converted into the right to receive 0.52 of a share of common stock, no par value, of Park (the “Company Common Stock”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The issuance of shares of the Company Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-291969) filed by the
Company with the Securities and Exchange Commission and which became effective on December 19, 2025 (the “Registration
Statement”). The proxy statement/prospectus included in the Registration Statement contains additional information about the
Merger Agreement and the transactions contemplated thereby.

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director
In accordance with the terms of the Merger Agreement, as of the Effective Time, the board of directors of Park (the “Board”) was increased by one to consist of a total of 14 directors, and Jeffrey D. Agee, the former chairman of the board of directors of First Citizens, became a member of the Board. Mr. Agee was appointed to serve in the class of directors whose terms expire at Park’s 2028 annual meeting of shareholders. Mr. Agee may serve on certain committees of the Board, but no such committee appointments have been made at this time.

Mr. Agee was the Chief Executive Officer of First Citizens National Bank and First Citizens at the time of the Merger. In connection with the Merger, Mr. Agee entered into an employment agreement with Park National Bank, effective as of the Effective Time. Under the terms of the employment agreement between Mr. Agee and Park National Bank, Mr. Agee will receive an annual base salary of $560,982 and will be eligible to participate in equity or other long-term incentive compensation plans, and may receive discretionary bonuses, available to similarly situated employees. The employment agreement with Mr. Agee is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Mr. Agee will lead the new Tennessee Region of Park National Bank. As an employee-director, Mr. Agee will not receive separate compensation for his service on the Board. Instead, he will receive compensation commensurate with his position as an employee of Park National Bank.

Other than as described above and in the Merger Agreement, there are no arrangements or understandings between Mr. Agee or any other person pursuant to which Mr. Agee was selected as a director, and there are no transactions or relationships involving Mr. Agee that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events

On February 2, 2026, Park issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

The audited consolidated financial statements of First Citizens as of and for the years ended December 31, 2024 and December 31, 2023, and the accompanying notes thereto, were included in Park’s registration statement on
Form S-4/A (File No.333-291969), filed with the Securities and Exchange Commission on December 16, 2025 (the “Amended Registration Statement”), beginning on page F-1 and are incorporated herein by reference.
The unaudited consolidated financial statements of First Citizens as of and for the nine months ended September
30, 2025, and the accompanying notes thereto, were included in Park’s Amended Registration Statement beginning on page F-48 and are incorporated herein by reference.

(b)Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet of Park as of September 30, 2025, giving effect to the Merger as if it had occurred on September 30, 2025, and the unaudited pro forma condensed combined statements of income of Park for the nine months ended September 30, 2025 and the year ended December 31, 2024, in each case giving effect to the Merger as if it had been completed on January 1, 2024, and the accompanying notes thereto, were included in Park’s Amended Registration Statement beginning on page 25 and are incorporated herein by reference.

(c)Not applicable

(d)Exhibits. The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.        Description

2.1    Agreement and Plan of Merger, by and between Park National Corporation and First Citizens Bancshares, Inc., dated as of October 27, 2025 (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by Park National Corporation with the Securities and Exchange Commission on October 27, 2025)

10.1    Employment Agreement, dated October 27, 2025, by and between Park National Bank and Jeffrey Agee, effective as of the effective time of the Merger

99.1    News Release issued by Park National Corporation on February 2, 2026 announcing the completion of the Merger

104    Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK NATIONAL CORPORATION

Dated: February 2, 2026	By:	/s/ Brady T. Burt
Brady T. Burt
Chief Financial Officer, Secretary and Treasurer

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